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                                                                   EXHIBIT 10.12

                CANCELLATION OF DEFERRED COMPENSATION AGREEMENT
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     This Cancellation of Deferred Compensation Agreement (this "AGREEMENT") is entered into as of January 27, 1997 by and between U.S. Rentals, Inc., a California corporation (the "COMPANY"), and John S. McKinney ("EMPLOYEE"). The parties agree as follows.

1.  CONDITIONAL TERMINATION OF OLD PLAN.  Employee agrees to the cancellation of
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    the Old Plan effective as of the close of business on December 31, 1996, subject to the following conditions:

    1.1  VESTED AMOUNT. Employee is entitled to the portion of the Deferred
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         Compensation earned as of December 31, 1996 in accordance with the Old
         Plan. The payment of such earned amount will be in accordance with the Employment Agreement.

    1.2  CONTRIBUTION OF ASSETS.  If the transactions contemplated by the Asset
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         Contribution Agreement are not consummated by June 30, 1997, this
         Agreement will terminate and the Old Plan will be reinstated effective as of January 1, 1997.

    1.3  GRANT OF STOCK OPTIONS. The Board of Directors of the Delaware Company
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         will grant to Employee ,under the Delaware Company's 1997 Performance
         Award Plan, options to purchase 3.667% of the shares of Common Stock outstanding immediately after the IPO (excluding the shares subject the underwriters' over-allotment option), presently estimated to be 1,127,462 shares. Employee will be granted such options as of the closing date of the IPO, at the IPO price. Such options will vest annually in 10 equal installments over a 9.5 year period commencing on the first anniversary of the IPO.

    1.4  NEW PAYMENT. The Company will pay Employee $6,666,667 (subject to
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         withholding required by law) immediately prior to the transfer of assets and liabilities to the Delaware Company contemplated by the Asset Contribution Agreement.

2.  DISPUTE RESOLUTION. Any dispute will be settled by mediation and binding
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    arbitration using the procedures set forth in the Employment Agreement.

3.  AMENDMENTS; WAIVERS.  Amendments, waivers, demands, consents and approvals
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    under this Agreement must be in writing and designated as such. No failure or delay in exercising any right will be deemed a waiver of such right.

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4.  SUCCESSORS AND ASSIGNS.  This Agreement is binding upon and inures to the
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    benefit of each party and such party's respective heirs, personal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies upon any other person.

5.  DEFINED TERMS.
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    "ASSET CONTRIBUTION AGREEMENT" means the January 23, 1997 draft of the proposed Asset Contribution Agreement to be entered into between the Company and the Delaware Company immediately prior to the IPO, as modified at the time it is signed.

    "COMMON STOCK" means the Delaware Company's common stock, $0.01 par value.

    "EMPLOYMENT AGREEMENT" means the January 23, 1997 draft of the proposed Employment Agreement between the Delaware Company and Employee to be entered into in connection with the IPO, as modified at the time it is signed.

    "DEFERRED COMPENSATION" has the meaning set forth in the Old Plan.

    "DELAWARE COMPANY" means U.S. Rentals, Inc., a Delaware corporation.

    "IPO" means the initial public offering of the Common Stock.

    "OLD PLAN" means the Deferred Incentive Compensation Plan entered into as of January 1, 1995 by and between Employee and the Company and the Guaranty by Richard D. Colburn attached thereto.

    The parties have signed this Agreement as of the date on page one, effective as set forth in Section 1.


    ____________________
    John S. McKinney


U.S. RENTALS, INC., a
California corporation

By: ____________________
    Richard D. Colburn
    Chairman of the Board
    of Directors

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